Abercrombie & Fitch Co.
Financial Information
(Unaudited)
(in thousands, except per share data, store data, and comparable sales data)
				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1	Q2	Q3	Q4	2022	Q1	2023
Net sales	$3,623,073	$3,125,384	$3,712,768	$812,762	$805,091	$880,084	$1,199,814	$3,697,751	$835,994	$835,994
Cost of sales, exclusive of depreciation and amortization	1,472,155	1,234,179	1,400,773	363,216	339,200	359,268	531,529	1,593,213	326,200	326,200
Gross profit	2,150,918	1,891,205	2,311,995	449,546	465,891	520,816	668,285	2,104,538	509,794	509,794
Stores and distribution expense	1,598,500	1,379,948	1,428,323	337,543	340,791	367,333	437,264	1,482,931	331,613	331,613
Marketing, general and administrative expense	464,615	463,843	536,815	122,149	124,168	133,201	138,084	517,602	142,631	142,631
Asset impairment	19,135	72,937	12,100	3,422	2,170	3,744	4,695	14,031	4,436	4,436
Other operating (income) loss, net	(1,400)	(5,054)	(8,327)	(3,842)	953	(1,005)	1,220	(2,674)	(2,893)	(2,893)
Operating income (loss)	70,068	(20,469)	343,084	(9,726)	(2,191)	17,543	87,022	92,648	34,007	34,007
Interest expense, net	7,737	28,274	34,110	7,307	6,917	7,295	4,113	25,632	3,443	3,443
Income (loss) before income taxes	62,331	(48,743)	308,974	(17,033)	(9,108)	10,248	82,909	67,016	30,564	30,564
Income tax expense (benefit)	17,371	60,211	38,908	(2,187)	5,634	10,966	42,218	56,631	12,717	12,717
Net income (loss)	44,960	(108,654)	270,066	(14,846)	(14,742)	(718)	40,691	10,385	17,847	17,847
Less: Net income attributable to noncontrolling interests	5,602	5,067	7,056	1,623	2,092	1,496	2,358	7,569	1,276	1,276
Net income (loss) attributable to Abercrombie & Fitch Co.	$39,358	$(114,021)	$263,010	$(16,469)	$(16,834)	$(2,214)	$38,333	$2,816	$16,571	$16,571

Net income (loss) per share attributable to Abercrombie & Fitch Co.:
Basic	$0.61	$(1.82)	$4.41	$(0.32)	$(0.33)	$(0.04)	$0.78	$0.06	$0.33	$0.33
Diluted	$0.60	$(1.82)	$4.20	$(0.32)	$(0.33)	$(0.04)	$0.75	$0.05	$0.32	$0.32

Weighted-average shares outstanding:
Basic	64,428	62,551	59,597	52,077	50,441	49,486	49,216	50,307	49,574	49,574
Diluted	65,778	62,551	62,636	52,077	50,441	49,486	51,217	52,327	51,467	51,467

Comparable sales
Abercrombie comparable sales (1) (2)	3%	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	14%	14%
Hollister comparable sales (1) (3)	-1%	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	-3%	-3%
Comparable sales (1)	1%	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	Not provided	3%	3%
(1) Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. The Company did not provide comparable sales results for fiscal 2020, fiscal 2021 or fiscal 2022 due to temporary store closures as a result of COVID-19.

(2) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands.
(3) Hollister includes the Company's Hollister, Gilly Hicks, and Social Tourist brands.

Abercrombie & Fitch Co.
Financial Information
(Unaudited)
(in thousands, except per share data, store data, and comparable sales data)
					Fiscal 2023
	2019	2020	2021	2022	Q1 YTD
Cash flow and capital allocation:
Net cash provided by (used for) operating activities	$300,685	$404,918	$277,782	$(2,343)	$(560)
Net cash used for investing activities	$(202,784)	$(51,910)	$(96,979)	$(140,675)	$(46,391)
Net cash (used for) provided by financing activities (YTD)	$(147,873)	$69,717	$(446,898)	$(155,329)	$(21,956)

Capital expenditures	$202,784	$101,910	$96,979	$164,566	$46,391

Number of shares repurchased as part of publicly announced plans or programs	3,957	1,397	10,200	4,770	—
Average price per share paid	$16.06	$10.86	$36.99	$26.37	$—

Cost of shares repurchased	$63,542	$15,172	$377,290	$125,775	$—
Dividends	51,510	12,556	—	—	—
Total	$115,052	$27,728	$377,290	$125,775	$—

Shares outstanding	62,786	62,399	52,985	49,002	50,062

Abercrombie & Fitch Co.
Store fleet detail
(Unaudited)

Total Company

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1	Q2	Q3	Q4	2022	Q1
Legacy stores	430	322	282	279	278	273	261	261	250
Updated formats	353	354	390	394	397	420	440	440	453
Outlet stores	56	52	52	51	55	54	59	59	53
Flagship stores	15	7	5	4	4	4	2	2	2
Total Company stores	854	735	729	728	734	751	762	762	758

Total Company gross square feet - end of period	6,303	5,232	5,052	5,029	5,059	5,100	5,068	5,068	5,023

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1YTD	Q2YTD	Q3YTD	Q4YTD	2022	Q1YTD
New stores	40	15	38	4	11	31	59	59	6
Remodels	24	4	2	1	1	2	1	1	3
Right-sizes	26	6	5	0	0	6	8	8	1
New experiences	90	25	45	5	12	39	68	68	10

Permanent closures	(47)	(137)	(44)	(5)	(7)	(9)	(26)	(26)	(10)

Abercrombie

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1	Q2	Q3	Q4	2022	Q1
Legacy stores	190	123	97	94	94	90	88	88	83
Updated formats	63	69	86	87	87	97	106	106	111
Outlet stores	41	40	37	36	37	38	37	37	37
Flagship stores	14	6	4	3	3	3	2	2	2
Total stores	308	238	224	220	221	228	233	233	233

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1YTD	Q2YTD	Q3YTD	Q4YTD	2022	Q1YTD
New stores	21	9	16	1	2	10	21	21	3
Remodels	0	0	0	0	0	0	0	0	0
Right-sizes	14	2	3	0	0	3	4	4	0
New experiences	35	11	19	1	2	13	25	25	3

Permanent closures	(32)	(81)	(30)	(5)	(5)	(6)	(12)	(12)	(3)

Abercrombie & Fitch Co.
Store fleet detail
(Unaudited)

Hollister

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1	Q2	Q3	Q4	2022	Q1
Legacy stores	240	199	185	185	184	183	173	173	167
Updated formats	290	285	304	307	310	323	334	334	342
Outlet stores	15	12	15	15	18	16	22	22	16
Flagship stores	1	1	1	1	1	1	0	0	0
Total stores	546	497	505	508	513	523	529	529	525

				Fiscal 2022					Fiscal 2023
	2019	2020	2021	Q1YTD	Q2YTD	Q3YTD	Q4YTD	2022	Q1YTD
New stores	19	6	22	3	9	21	38	38	3
Remodels	24	4	2	1	1	2	1	1	3
Right-sizes	12	4	2	0	0	3	4	4	1
New experiences	55	14	26	4	10	26	43	43	7
Permanent closures	(15)	(56)	(14)	—	(2)	(3)	(14)	(14)	(7)
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